SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2002

                                    PDI, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                       0-24249                22-2919486
(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                    Number)           Identification No.)

        10 Mountainview Road,
        Upper Saddle River, NJ                                07458
(Address of principal executive office)                     (Zip Code)

                                 (201) 258-8450
               Registrant's telephone number, including area code:

                          Professional Detailing, Inc.
          (Former name or former address, if changed since last report)

Item 5. Other Events

      On October 12, 2002 the Registrant issued the following press release:

"PDI REPORTS SECOND QUARTER 2002 FINANCIAL RESULTS

  Revenue of $66.5 million; Operating Loss of $14.9 million; and Net Loss per share of $0.66

Upper Saddle River, New Jersey (Monday, August 12, 2002). PDI, Inc. (Nasdaq:PDII) today announced revenue, an operating loss, a net loss and a net loss per share for the quarter and six months ended June 30, 2002.

Quarterly Results

Net total revenue for the quarter ended June 30, 2002 was $66.5 million, 53.8% less than net total revenue of $143.9 million for the quarter ended June 30, 2001. Net product revenue for the quarter ended June 30, 2002 was $0.5 million compared to $79.2 million in the comparable prior year period. Net service revenue for the quarter ended June 30, 2002 was $66.0 million, 1.9% more than net service revenue of $64.8 million for the quarter ended June 30, 2001. There was an operating loss of $14.9 million for the quarter ended June 30, 2002 compared to operating income of $6.4 million for the quarter ended June 30, 2001. There was a net loss of $9.2 million for the quarter ended June 30, 2002 compared to net income of $4.4 million for the quarter ended June 30, 2001. The net loss per share for the quarter ended June 30, 2002 was $0.66 versus net income per share of $0.31 for the quarter ended June 30, 2001.

Year-to-Date Results

Net total revenue for the six months ended June 20, 2002 was $140.4 million, 55.7% lower than net total revenue of $317.0 million for the six months ended June 20, 2001. Net product revenue for the six months ended June 30, 2002 was $6.2 million compared to $174.1 million in the comparable prior year period. Net service revenue for the six months ended June 30, 2002 was $134.2 million versus $142.9 million for the six months ended June 20, 2001. There was an operating loss of $19.4 million for the six months ended June 30, 2002 versus operating income of $23.1 million for the six months ended June 30, 2001. There was a net loss of $11.5 million for the six months ended June 30, 2002 versus net income of $15.3 million for the six months ended June 20, 2001. There was a net loss per share of $0.82 for the six months ended June 20, 2002 compared to diluted net income per share of $1.08 for the six months ended June 20, 2001.

Performance Based Contracts

The net loss for the three and six month periods included a negative gross profit of approximately $8.9 and $17.6 million, respectively, related to the Company's Evista performance based contract as a result of sales not exceeding contract baselines resulting in no revenues during these periods. PDI expects the Evista program to yield a $7.0 million to $10.0 million negative gross profit in the third quarter of 2002 as the baseline is cumulative and sales of Evista are not expected to exceed the baseline through the first nine months of 2002. PDI further announced that it currently anticipates that revenues over the remaining life of the Evista contract will exceed the future costs associated with the contract. However, PDI will continue to monitor underlying prescription trends. Any adverse development in prescription


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

trends could require the Company to book a reserve with respect to this contract and could have a material adverse impact on PDI's results of operations, cash flows and liquidity.

Charles T. Saldarini, Chief Executive Officer of PDI, Inc. commented, "We are disappointed with our second quarter results which were adversely impacted by operating losses attributable to our Evista and Lotensin performance based contracts. The Lotensin program was restructured during the quarter to provide for incremental promotion of both Lotrel and Diovan. We believe that this will result in a successful promotional effort for all three Novartis products. Evista was the major contributor to our loss for the quarter and we are carefully monitoring this program. Current prescription trends are encouraging and may further benefit from the release in early July of studies by the Women's Health Initiative and the National Cancer Institute highlighting new risks associated with hormone replacement therapy." Saldarini continued, "On a brighter note, we are encouraged by our new business development efforts and the progress in our medical device and diagnostics unit."

Webcast and Conference Call

PDI will conduct a live webcast of its Earnings Release Briefing at 9:00 AM EDT on Tuesday, August 13, 2002. The live webcast of the event will be accessible through PDI's website, www.pdi-inc.com and will be archived on the website for future on-demand replay. For those without Internet access, the call can be accessed by dialing 1-877-423-4030 and asking for the PDI Earnings Release Conference Call.

About PDI

PDI is a commercial partner providing sales and marketing solutions to the pharmaceutical, biotech, and medical devices & diagnostics industries. PDI can either provide customized solutions for our partner clients or license, acquire or develop a product outright. With an infrastructure of over 3,000 sales and marketing professionals, PDI has demonstrated the ability to deliver sales and marketing solutions for products at any stage of their lifecycles, from pre-launch through maturity.

Depending on the needs of a product, PDI can provide services, such as contract sales with both dedicated and shared teams, marketing research, medical education and communications, managed markets and trade relations, and after sales support.

For more information, visit the Company's website at www.pdi-inc.com.

This press release contains forward-looking statements regarding the timing and financial impact of the Company's ability to implement its business plan, expected revenues, earnings per share and success during the year 2002. These statements involve a number of risks and uncertainties and are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond PDI's control. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, changes in our operating expenses, adverse patent developments, competitive pressures, changes in customer and market requirements and standards, and the risk factors detailed from time to time in PDI's periodic filings with the Securities and Exchange Commission, including without limitation PDI's Annual Report on Form 10-K for the year ended December 31, 2001. The forward looking-statements in this press release are based upon management's reasonable belief as of the date hereof. PDI disclaims any obligation to update these statements.


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

                                    PDI, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                                                                    June 30,           December 31,
                                                                                      2002                 2001
                                                                                    ---------          ------------
                                                                                   (unaudited)
                                   ASSETS
Current assets:
   Cash and cash equivalents .............................................          $  68,925             $ 160,043
   Short-term investments ................................................             19,680                 7,387
   Inventory, net ........................................................                 --                   442
   Accounts receivable, net of allowance for doubtful accounts of
       $1,396 and $3,692 as of June 30, 2002 and December 31, 2001,
       respectively ......................................................             26,669                52,640
   Unbilled costs and accrued profits on contracts in progress ...........             10,568                 6,898
   Deferred training .....................................................              5,099                 5,569
   Other current assets ..................................................              4,734                 8,101
   Deferred tax asset ....................................................             24,041                24,041
                                                                                    ---------             ---------
Total current assets .....................................................            159,716               265,121
Net property, plant & equipment ..........................................             22,152                21,044
Other long-term assets ...................................................             16,342                16,506
                                                                                    ---------             ---------
Total assets .............................................................          $ 198,210             $ 302,671
                                                                                    =========             =========

                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ......................................................          $   5,119             $   9,493
   Accrued returns, rebates and sales discounts ..........................             20,456                68,403
   Accrued contract losses ...............................................                 --                12,256
   Accrued incentives ....................................................             14,639                22,213
   Accrued salaries and wages ............................................              5,170                 7,167
   Unearned contract revenue .............................................              5,658                10,878
   Other accrued expenses ................................................              5,442                21,026
                                                                                    ---------             ---------
Total current liabilities ................................................             56,484               151,436
                                                                                    ---------             ---------
Long-term liabilities:
     Deferred tax liability ..............................................                300                   300
                                                                                    ---------             ---------
Total long-term liabilities ..............................................                300                   300
                                                                                    ---------             ---------
Total liabilities ........................................................          $  56,784             $ 151,736
                                                                                    ---------             ---------

Stockholders' equity:
   Common stock, $.01 par value, 100,000,000 shares authorized:
     shares issued and outstanding, June 30, 2002 - 14,063,438,
     December 31, 2001 - 13,968,097; restricted $.01 shares
     issued and outstanding, June 30, 2002 - 27,937,
     December 31, 2001 - 15,388 ..........................................          $     141             $     140
   Preferred stock, $.01 par value, 5,000,000 shares authorized, no
     shares issued and outstanding .......................................                 --                    --
Additional paid-in capital ...............................................            104,252               102,757
Additional paid-in capital, restricted ...................................              1,547                   954
Retained earnings ........................................................             36,550                48,008
Accumulated other comprehensive loss .....................................                (88)                  (79)
Unamortized compensation costs ...........................................               (866)                 (735)
Treasury stock, at cost: 5,000 shares ....................................               (110)                 (110)
                                                                                    ---------             ---------
Total stockholders' equity ...............................................          $ 141,426             $ 150,935
                                                                                    ---------             ---------
Total liabilities & stockholders' equity .................................          $ 198,210             $ 302,671
                                                                                    =========             =========


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

                                    PDI, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)

                                                                  Three Months Ended June 30,         Six Months Ended June 30,
                                                                  ---------------------------        --------------------------
                                                                    2002               2001             2002              2001
                                                                  --------           --------        ---------         --------
                                                                                           (unaudited)
Revenue
   Service, net ............................................      $ 66,033           $ 64,789        $ 134,192         $142,876
   Product, net ............................................           500             79,155            6,224          174,133
                                                                  --------           --------        ---------         --------
      Total revenue, net ...................................        66,533            143,944          140,416          317,009
                                                                  --------           --------        ---------         --------
Cost of goods and services
   Program expenses (including related party amounts of
     $8 and $426 for the quarters ended June 30, 2002
     and 2001, and $105 and $585 for the six months
     ended June 30, 2002 and 2001, respectively) ...........        65,721             53,321          132,998          108,716
   Cost of goods sold ......................................            --             51,523               --          115,738
                                                                  --------           --------        ---------         --------
      Total cost of goods and services .....................        65,721            104,844          132,998          224,454
                                                                  --------           --------        ---------         --------

Gross profit ...............................................           812             39,100            7,418           92,555

Compensation expense .......................................         9,294              9,162           17,053           20,177
Other selling, general & administrative expenses ...........         6,450             23,546            9,775           49,273
                                                                  --------           --------        ---------         --------
   Total selling, general & administrative expenses ........        15,744             32,708           26,828           69,450
                                                                  --------           --------        ---------         --------
Operating (loss) income ....................................       (14,932)             6,392          (19,410)          23,105
Other income, net ..........................................           356              1,537            1,245            3,407
                                                                  --------           --------        ---------         --------
(Loss) income before provision for taxes ...................       (14,576)             7,929          (18,165)          26,512
Provision for income taxes .................................        (5,385)             3,527           (6,707)          11,181
                                                                  --------           --------        ---------         --------
Net (loss) income ..........................................      $ (9,191)          $  4,402        $ (11,458)        $ 15,331
                                                                  ========           ========        =========         ========

Basic net (loss) income per share ..........................      $  (0.66)          $   0.32        $   (0.82)        $   1.11
                                                                  ========           ========        =========         ========
Diluted net (loss) income per share ........................      $  (0.66)          $   0.31        $   (0.82)        $   1.08
                                                                  ========           ========        =========         ========

Basic weighted average number of shares outstanding ........        14,003             13,856           13,986           13,849
                                                                  ========           ========        =========         ========
Diluted weighted average number of shares outstanding ......        14,003             14,246           13,986           14,189
                                                                  ========           ========        =========         ========


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PDI, INC.


                                    By: /s/  Charles T. Saldarini
                                        -----------------------------------
                                        Charles T. Saldarini, Vice Chairman
                                         and Chief Executive Officer

Date: August 13, 2002


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